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                                    EXHIBIT 1

                             JOINT FILING AGREEMENT

                  We, the signatories of the Statement on Schedule 13D to which this Agreement is attached, hereby agree that such statement is, and any amendments thereto filed by any of us will be, filed on behalf of each of us.


                           ICI VENTURES LLC
                           By: KKR 1996 Fund L.P., Member
                           By: KKR Associates 1996 L.P., its General Partner
                           By: KKR 1996 GP LLC, its General Partner


                           By: /s/ William J. Janetschek
                               ------------------------------------------------
                               Name: William J. Janetschek
                               Title: Attorney-in-fact for Henry R. Kravis


                           KKR 1996 FUND L.P.
                           By: KKR Associates 1996 L.P., its General Partner
                           By: KKR 1996 GP LLC, its General Partner


                           By: /s/ William J. Janetschek
                               -----------------------------------------------
                               Name: William J. Janetschek
                               Title: Attorney-in-fact for Henry R. Kravis



                           KKR PARTNERS II, L.P.
                           By: KKR Associates (Strata) L.P., its General Partner
                           By: Strata LLC, General Partner


                           By: /s/ William J. Janetschek
                               -----------------------------------------------
                               Name: William J. Janetschek
                               Title: Attorney-in-fact for Henry R. Kravis

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                           KKR ASSOCIATES 1996 L.P.
                           By: KKR 1996 GP LLC, its General Partner


                           By: /s/ William J. Janetschek
                               -----------------------------------------------
                               Name: William J. Janetschek
                               Title: Attorney-in-fact for Henry R. Kravis


                           KKR ASSOCIATES (STRATA) L.P.
                           By: Strata LLC, its General Partner


                           By: /s/ William J. Janetschek
                               -----------------------------------------------
                               Name: William J. Janetschek
                               Title: Attorney-in-fact for Henry R. Kravis


                           KKR 1996 GP LLC


                           By:  /s/ William J. Janetschek
                                ----------------------------------------------
                                Name: William J. Janetschek
                                Title: Attorney-in-fact for Henry R. Kravis


                            STRATA LLC


                           By: /s/ William J. Janetschek
                               -----------------------------------------------
                               Name: William J. Janetschek
                               Title: Attorney-in-fact for Henry R. Kravis

Dated:   February 25, 2000